Exhibit 99.1

KEYSTONE GROUP NOVEMBER 3, 2009 1 Voyager Learning Company

Presentation Overview Confidential 2 Brad Almond, Chief Financial Officer Voyager Learning Company Proposed Merger with Cambium Learning Ron Klausner, President Intervention Market Space The Combined Voyager - Cambium Company Combined Company Overview Strategic Rational Market Coverage

Additional Information and Where to Find It Confidential 3 On August 6, 2009, Cambium Learning Group, Inc. (formerly known as Cambium-Voyager Holdings, Inc.) filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (the "Form S-4") containing a preliminary proxy statement/prospectus regarding the proposed business combination of Voyager and Cambium. On October 9, 2009 and October 30, 2009, Cambium Learning Group, Inc. filed Amendment No. 1 and Amendment No. 2, respectively, to the Form S-4. This material is not a substitute for the final proxy statement/prospectus regarding the proposed business combination. Investors and stockholders are urged to read carefully the preliminary proxy statement/prospectus and the final proxy statement/prospectus when available because they contain and will contain important information about Cambium Learning Group, Inc., Cambium, Voyager, the business combination and related matters. Voyager will mail the final proxy statement/prospectus to each of its stockholders. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain documents filed by Voyager with the SEC regarding this transaction, free of charge, from Voyager's website (www.voyagercompany.com) under the heading "Investor Relations" and then under the tab "SEC Filings." Cambium Learning Group, Inc., Voyager, Cambium and their respective directors, executive officers and various other members of management and employees may be soliciting proxies from Voyager's stockholders in favor of the merger agreement entered into in connection with the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Voyager's stockholders is included in the preliminary proxy statement/prospectus described above and will be included in the final proxy statement/prospectus when available.

Voyager Learning Company Confidential 4 Cambium is a leading provider of learning intervention solutions, including specialized instructional materials as well as implementation- services, designed for the Pre-K-12 at- risk and special education markets. 2008 Revenues $ 99 mil Employees 275 Privately held (VSS- Veronis Suhler & Stevenson) HQ: Natick, MA Voyager is a publisher of education solutions serving the "at risk" K-12 education market through three business units: Voyager Expanded Learning, Learning A-Z and ExploreLearning. 2008 Revenues $ 98 mil Employees 399 Publicly Traded Company HQ: Dallas, TX

2006 - 2009 Increased competition Reading First under attack State and local budget crisis State specific set-asides disappeared Voyager 2005 - Voyager 2009 Confidential 5 2005 35% + Sales funded by Reading First Majority of Sales from just three K-5 reading products 25% of Orders from the top 5 customers Very limited embedded technology in products. Stand alone technology products represent approximately 7% of orders 2009 Significant reduction on Sales funded by Reading First Sales diversified across a broader portfolio including math and middle school Significant reduction of reliance on top 5 customers All products have embedded online practice component Stand alone tech products represent more of the Company's sales.

Voyager Product Revenue Confidential 6 Pre - 2005 Products K-2 Reading Core K- 5 Reading Intervention Summer School/Extended Day Reading Professional Dev. Voyager has successfully invested in new products and capabilities to offset most of the legacy product declines brought on by Reading First decline Post 2005 Products Math Intervention Middle School Reading Online Math and Science Online Supplemental Reading $'s Millions

Cambium Learning Group, Inc. Proforma 2008 Revenue $189 mil, Adjusted Proforma EBITDA of approximately $34 million and expected synergies of approximately $10 million (1) Publicly Traded (anticipated NASDAQ) Majority Shareholder will be VSS Headquarters in Dallas, Texas Expected close is by the end of 2009 subject to Voyager shareholder approval Proposed Merger Confidential 7 (1) Cambium Learning Group, Inc. recently filed S-4 should be consulted and reviewed for complete proformas.

The Transaction - Summary Confidential 8 Cambium-Voyager Holding's S-4 should be consulted for complete merger details Approximately 30,000,000 shares of Voyager outstanding Each share of Voyager common stock will receive: $6.50 per share in cash or one share of common stock in Cambium-Voyager Holdings Plus tax refunds and a Contingent Value Right (CVR) with potential cash payout between $0.52 - $0.89 a share over 18 months Cash election capped at $67.5 million Cash election is prorated if over subscribed.

RON KLAUSNER PRESIDENT 9 Voyager Learning Company

Overview of Cambium-Voyager Confidential 10 Mission To deliver solutions that bring all of America' s students to their learning potential Pillars of Capability Teachers Matter - Improve teacher readiness and effectiveness through in-school and online opportunities - a shared responsibility and ongoing process Time Matters - Increase practice and time on task; engage students, extend the school day, and improve academic performance Information and Results Matter - Research-based and research- validated curriculum with embedded assessment. No company is more transparent about results To do well as a company while providing a social benefit

Overview of Cambium-Voyager Confidential 11 Industry Segment: Pre-K through grade 12 education Company Description: Focused exclusively on serving the needs of the nation's most challenged learners: Pre-K through grade 12 solutions for at-risk, including and special education student populations Addressable Market of ~23 million students $4.6 billion addressable market, or approximately $219 per student Key funding sources: federal, state, and local Tier 3 Special Ed Tier 2 Intervention Tier 1 Students on Track

The Market Confidential 12 Served Markets: Special Education General Education: print instruction, professional development & technologies for at risk students English Language Learners Professional Development for Educators and Administrators Market Growth: Intervention products continue to gain share at the expense of traditional textbook offerings - impacted recently by economic climate.

The Market Confidential 13 US Headlines indicate increased need for intervention: ELL growing as a percentage of the student population Adolescent Focus ACT - The Forgotten Middle Southern Regional Education Board McKinsey & Company Carnegie Industry Drivers: Efficacy, funding, legislation addressing continued student underperformance, transition to electronic content

Strategic Rationale Confidential 14 Build the largest company/brand focused on the intervention and special student populations of the U.S. education market: Intervention expected to experience rapid growth as greater resources are diverted to the at-risk student population Growth is expected to come largely at the expense of the traditional textbook market, which has proven ineffective with at-risk students Attractive portfolio of brands, with multiple ways to grow: Expansion of existing products & services with a focus on technology Targeting tuck-in acquisitions Experienced management team that knows the industry Rapid integration potential

Effective Learning Strategy Effective Learning For At Risk Students Student Engagement Textbooks eLearning EduGames Blended Model Teacher Led Instruction Student Centered Practice Transparent Results 15

Strategic Rationale Confidential 16 Potential to generate strategic, operational and financial synergies in virtually every category: Highly complementary product sets with minimal product overlap VLCY's courseware / data management system Critical mass of products and traction addressing the math market Significant operational and duplicate cost-savings - estimated $10mm Significantly improves Cambium, the Borrower's, credit profile Larger sales force capable of covering an expanded geography

The Combined Portfolio

17

Products Only Cambium Offers:

Writing Intervention

ELL

Algebra Preparation

Pre-K Reading

Dibels Assessment

Behavioral Intervention

Assistive Technology for Special Needs Students (*Kurzweil & IntelliTools*)

Cambium LEARNING

Products Offered by Both:

Core K-2 Reading (Voyagers is aging)

K-5 Reading Intervention

Middle School Reading Intervention

Early Math Intervention

Math Practice Tools

Implementation Services

Cambium LEARNING

Voyager

Products Only Voyager Offers:

Summer School Enrichment and Intervention

After School Programs

Spanish Language Intervention

Online Math and Science Simulations (*Explore Learning*)

Online Supplemental Reading Resources (Learning A-Z)

Voyager

Confidential

Company Structure Confidential 18 3 Business Units

The Combined Sales Force Confidential 19 Larger sales force providing nation-wide coverage: Sales Force Synergies are compelling: Minimal overlap of geography Complementary mix of customers size Ability to expand the sales channel for all products Integration speed and success is critical for sales success Clear territories and unified sales efforts Intensive cross train on products

Voyager Today Successful with Large Sales in Large Accounts Confidential 20

Cambium Today Highly Effective winning in a smaller more diversified customer base Confidential 21

Voyager - Cambium Combined is Attractive Mix of Large and Medium Accounts Confidential 22

Results Matter - El Paso El Paso began implementing Vmath(r) in the 2005-2006 school year to boost student achievement in math. After four years with the Voyager program, every grade made substantial gains and has arguably outperformed the state as measured by the percentage of students passing the state assessment (TAKS) between 2006 to the 2009. *Texas Education Agency preliminary data Performance and Demographic Data Source: El Paso Independent School District The percent of El Paso third- through eighth-grade students who passed the math section of the TAKS increased between eight and 21 percentage points from 2006 to 2009. With these gains, El Paso has closed the achievement gap. Grade Level State State State State Grade Level 05-06 06-07 07-08 08-09 3 83% 82% 85% 84% 4 84% 86% 87% 86% 5 82% 86% 86% 84% 6 81% 80% 83% 80% 7 71% 77% 80% 79% 8 68% 73% 79% 79% El Paso El Paso El Paso El Paso 05-06 06-07 07-08 08-09* 75% 75% 82% 84% 78% 84% 86% 89% 78% 82% 85% 93% 63% 68% 80% 76% 55% 65% 76% 76% 52% 61% 71% 84% 23 Results in El Paso may not be indicative of results in other districts. Results may vary upon many factors such as fidelity of use, teacher effectiveness, and district support.

Goals Operational Goals: Complete integration of both companies yielding $10M of annualized cost savings with minimum business disruption within 12 months of transaction closing Establish & grow a new supplementary intervention business unit Increase sales growth of combined technology business units Increase technology and services sales as a percent of total revenues Market Penetration Goals: Increase per student revenue yield Add-on acquisitions as appropriate 24